Exhibit 10.10

MUTUAL RESCISSION AND RELEASE

This Mutual Rescission and Release ("Agreement") is dated as of May 31, 2013 (the "Effective Date") by and between Digital Brand Media & Marketing Group, Inc. f/k/a RTG Ventures, Inc. ("DBMM"), on the one hand, and Jeffrey Wattenberg ("Wattenberg") and Cord Pereira ("Pereira") together a/k/a BrandEntertain ("Brand") (Wattenberg, Pereira and Brand collectively the "Brand Parties"), on the other hand, (hereinafter collectively referred to as the "Parties").

RECITALS

A. WHEREAS the Parties have entered into that cettain Purchase Agreement dated June II, 2012, such agreement being updated by that certain letter modification dated on or about December 12, 2012 (the Purchase Agreement and letter modification being, collectively, the "Underlying Agreement");

B. WHEREAS the Parties have mutually agreed that the circumstances that would have permitted the Parties to have benefited from the Underlying Agreement to the extent contemplated;

C. WHEREAS the Parties wish to unwind and rescind the Underlying Agreement;

D. WHEREAS the Parties further agree to release each other with respect to any claims or potential claims amongst the Parties;

NOW, THEREFORE, in consideration of the mutual promises contained herein, and in order to resolve all matters between the Parties arising as of the date of this Agreement, the Parties agree as follows:

AGREEMENTS

I. RESCISSION OF THE UNDERLYING AGREEMENT

a. Rescission of Underlying Agreement. DBMM and the Brand Parties hereby agree, subject to the provisions of this Agreement, that effective at and as of the date hereof (the "Effective Date") the Underlying Agreement and all other agreements and understandings whether written or oral relating to the subject matter of the Underlying Agreement shall be rescinded *ab initio* and shall be of no force and effect.

b. No Obligations. DBMM, the Brand Parties and any other party related thereto or controlled thereby, wholly or in part, directly or indirectly, hereby acknowledge and agree, subject to the provisions of this Agreement, that effective at and as of the Effective Date, none of Parties and any other party related thereto or controlled thereby, wholly or in part, directly or indirectly,

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shall  have any further obligations to each other  pursuant to or  arising directly or indirectly  from  the  Underlying  Agreement  or  from  any  other  agreement  and understanding whether written or oral relating to the subject  matter thereof.

2.    MUTUAL RELEASES

Except   for   the   respective  obligations   of   the   Parties   under   this   Agreement  or   as

otherwise  set  f01th above, each  party (for  itself,  himself or  herself and  on  behalf of  its,

h is  or  her  successors and  assigns)  hereby  releases, rem ises  and  forever discharges  the other  Parties (and  all  predecessors, successors  and  assigns  of  the  other  Parties,  and  the

respective  directors,  officers,  employees,   owners,  agents  and   representatives  of  the

other   party  and   its  predecessors,  successors  and  assigns)  of  and   from  any  and  all

actions,  causes  of  action,  suits,  clai ms,  demands,  agreements,  debts,   liabi li ties  and

obligations of any nature, fixed or contingent,  known or  unknown, whether at  law or  in equity,  by reason of  any event,  occurrence, circumstances or  matter  of  any  nature  with respect to the Underlying Agreement  (collectively, the "Claims").

3.    WATVER OF CALIFORNIA  CIVIL CODE SECTION 1542

The Parties hereby acknowledge  the ir familiarity with the prov isions  of Section  1542 of the  California  Civi l  Code,  and  hereby expressly  waive  any  and  all  rights  or  benefits they have or  may have thereunder, or  under any other  federal or  state  statutory  rights or rules, or  principles of common  law or equity, or  those of  any jurisdiction ,  government,

or  political subdivis ion,  similar  to  Section  1542 ("Similar  Provision").   Thus,  no  party

to  the  Agreement may invoke the  benefits of  Section  1542  or  any  Similar  Provision  in

order  to  prosecute  or  assert  in  any  manner  a ny  Claims  that  are   released  under  this

Agreement.  Section 1542 ofthe  California Civil Code provides:

"A  general   release  does  not  extend   to claims  which  th e

cre di tor  does  not  know  or  suspect   to exist  in  his  favor   at

the  time  of executing  the  release,  which  if  k nown  by  him

must  have  materially  affected   his settlement with  the

debtor ."

The  Parties  to  the  Agreement  hereby expressly  and  knowingl y  acknowledge  that  they may hereafter discover claims or  facts  in addition to or  different  from  those  which  they know  or  believe  to  exist  with  respect  to  the  subject  matter  hereof  which,  if  known  or suspected  at  the  time  of  executing  the  Agreement,  may  have  materially  affected  the

Agreement.   Nevertheless,  each  party  to  the  Agreement affirms  its  intention  to  hereby

fully,  final ly  and  forever  settle  and  release   all   disputes  and  differences,  known  or

unknown, suspected  or  unsuspected,  and  whether  or  not  concealed  or  hidden, incl uding the rights s pecified  in California Civil Code Section 1542 or any Similar Provision.

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4.    PUBLICITY RESTRICTIONS

No  Party shall  authorize,  circulate,  publi sh  or  otherwise  disseminate  any  news  articles or other pub!ici ty of any kind  related to  this Agreement or  the  Underlying Agreement or the  serv ices  rendered by any  Party to any other  Party unless  the  sa me  is  first  approved by the  Parties in writing,  nor  disparage  in  any  manner  intended or  likely to  be  harmful to  any other  Party or  each  Party's  business,  including any officer,  director  or  advisor  to

a   Party  in  relation  to  the  Party's  services  under  the  Underlying  Agreement.   DBMM

shall   be   permitted  to  disclose  a   mutuall y  agreed  to   press  release  announci ng  this

Agreement for compliance with securities regulations applicable to the DBMM.

5.   REPRESENTATIONS AND  WARRANTIES

Each of  the Parties to this Agreement represen ts and  warrants that it, he or she has full power  and  authority  to  enter  into  this  agreement  for  themselves  or  for  the  Party  they represent.

6.   SEVERABILITY

The  terms  of  the  Agreement shall  be  severable.   The  invalidity  or  unenforceabil ity  of

one  or more of the  terms contained in the  Agreement shall  not  affect any other  terms of the Agreement.

7.   HEADINGS

Headings are  used  in the  Agreement for convenience only and  do  not  have any  force or effect in the interpretation or construction of  the Agreement.

8.   ASSIGNMENT

Each  Party  represents  and  warrants  that  i t  has  not  assigned  all  or  any  portion  of  any

claim  pertaining  to  the  Clai ms,  as  the  case  may  be,  or  any   interest  i n  any  Party

(i ncluding shares  of  DBMM)  to  any  person  or  entity.   If  any claims  are  made  by  any

third  persons or  entities  based  upon the  purported assignment  or  a ny such  liens, shares or  claims are  asserted  in  connection  with  the Claims,  then the  Pa rty who  has  breached

or   allegedly   breached   its   representation   or   warranty   contained   herein   agrees   to

indemnify  a nd  hold  harmless  the  other  Party  or  Parties  from  any  said  claims  being made.

9.   GOVERNING  LAW

The  Agreement  shall  be  subject  to, governed  by,  and  construed  in  accordance with  the laws of the State of California.

10. ATTORNEYS'  FEES AND COSTS TO  ENFORCE AGREEMENT

If  any  legal   action  or  proceeding  is  brought  arising  out  of,  or  connected  with  the

Agreement, the prevailing party or  parties shall  be entitled to recover, in addition to any

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other   relief   to  which   such   party   ma y  be  entitled,   reasonable   attorneys'   fees  and   costs

incurred  in s uch  action  or  proceeding.

II.  BINDING   EFFECT

The   Agreement   a nd  all  covenants  and   releases   set  forth   herein   shall   be  binding   upon

and   shall   inure   to  the   benefit   of   the  respective  Parties   hereto,   their   legal  s uccessors,

heirs,    assigns,    partners,    representatives,   parent    and    subs idiary   com panies,   agents,

attorneys,   officers,  em  ployees,  directors  and  shareho  lders.    Each  party  to  the  Agreement

acknowledges   that   it   has  had   the   benefit   of   advice   of   comp etent   legal  counsel    with

respect  to  the  decision  to  enter  into  the  Agreemen  t.

12. ENTIRE UNDERSTANDING

The   Agreement   contains   the  entire   agreement   and   un derstanding  between   the  Parties,

and   supersedes  a nd   replaces   any   and   al l  prior   written   or   oral   negotiations,  proposed

agreements  or  agreements.    Each  Party  acknowledges  that  no  other   party,  or  any  agent

or  attorney  of  any  party,  has  made  any  promi se,  representat ion  or  warranty   w hatsoever,

express   or   impli ed ,  not   contained    in  the   Agreement    to   induce   any   party  to   s ign   the

Agreement,  a nd  each   party   acknowledges   that   it  has   not   executed    the   Agreement   in

reliance  on  any  such  promise,   representation   or  warranty.

13.  AMENDMENT TO AGREEMENT

Any  amendm ent  to  the  Agreement  must   be  in  writing   and   signed    by  duly  authorized

representatives   of   the   Parties   hereto   and   state   the   intent   of   the   Parties   to   amend    the

Agreement.

[Signature   Page  to  Follow]

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14.  EXECUTION  AND  COUNT ERPARTS

The   Agreement  may  be  executed    in  one  or   more  counterparts,  each   of  which   shall   be

deemed   an  origi nal  agreement.    All  count erparts  of  any  such   doc um ent  together   shall

constitute    one    and    the    same    instrument.

The    Parties    may    exchange    executed

count erparts  of  the  Agreement  by  fax  or  e-mail   (in  pdf  form),  and   a  faxed   o re -m a iled

copy  of  a  signature  shall  be  as  valid  and  binding  as  an  original   signa ture.

DIGITAL  BRAND  MEDIA  &

MARKETING  GROUP,  INC.

FIKIA  RTG  VENTURES,  INC.

BRANDENTERTAIN

By:

_    _

_

Name:   Linda  Perry

Name:  Cord  Pereira

Title:     Executive  Director

Title:     Partner

Date:

Date:   May 31,  2013

By:_

_    _    _

Name:   Jeffrey  Wattenberg

Ti tle:    Partner

Date:

Name:   Jeffrey  Wattenberg

Date:

Name:  Cord  Pereira

Date:   M ay 3  1,  2 013

5

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